THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Supplement to Current Prospectus and Statement of Additional Information

Lazard US Realty Equity Portfolio (the "Portfolio") is no longer offered for investment, and all references to the Portfolio in the Prospectus and the Statement of Additional Information are removed.

Effective as of the close of business on June 19, 2020, the assets of the Portfolio were transferred to the Terra Firma US Concentrated Realty Equity Fund (the "Acquiring Fund"), a series of Trust for Professional Managers, and shareholders of the Portfolio became shareholders of the Acquiring Fund.

Dated: June 22, 2020